UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2007

APPLIX, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-25040	04-2781676
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

289 Turnpike Road, Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 870-0300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On September 17,  2007, Applix, Inc. (the “Company”) and Cognos Incorporated (“Cognos”) jointly announced that on September 14, 2007, they received early termination of the review period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the tender offer by Dimension Acquisition Corp., a wholly owned indirect subsidiary of Cognos, for all of the issued and outstanding shares of common stock of the Company.  Conditions to the tender offer that remain outstanding include, among others, the valid tender pursuant to the tender offer of over 50% of the outstanding shares of common stock of the Company, on a fully diluted basis, and receipt of other required regulatory approvals.

A copy of the joint press release is furnished as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIX, INC.

Date: September 17, 2007	By:	/s/ Milton A. Alpern
Milton A. Alpern
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 17, 2007